Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of March 30, 2012 (this “Amendment”), among ROCK-TENN COMPANY, a Georgia corporation (the “Company”), ROCK-TENN COMPANY OF CANADA/COMPAGNIE ROCK-TENN DU CANADA, a Nova Scotia unlimited liability company (the “Canadian Borrower” and, together with the Company, the “Borrowers”), the Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian administrative agent for the Lenders (the “Canadian Agent”), to the Credit Agreement dated as of May 27, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the U.S. Guarantors, the Canadian Guarantors, the Administrative Agent, Wells Fargo Bank, National Association, as collateral agent for the Lenders, the Canadian Agent and the Lenders referred to therein.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the Borrowers and the Required Lenders desire to amend the negative covenant titled “Indebtedness” set forth in Section 6.3 of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment.  Subject to satisfaction of the conditions set forth in Section 3 hereof:

(a) Section 6.3(f) of the Credit Agreement is hereby amended to include “and any Restricted Subsidiary (subject, in the case of any such Restricted Subsidiary that is an Inactive Subsidiary, to compliance with Section 5.10 hereof)” immediately after “Guaranty Obligations of the Company”.

(b) Section 6.3 of the Credit Agreement is hereby amended by deleting “and” at the end of subsection (j) thereof, replacing “.” at the end of subsection (k) thereof with “; and” and adding the following subsections (l) and (m) to the end thereof:

“(l) Indebtedness in respect of letters of credit, letters of guaranty or similar instruments having an aggregate face amount not to exceed $100,000,000 at any time outstanding; provided that such Indebtedness shall be unsecured regardless of whether a Reversion Event were to occur; and

(m) other Indebtedness (including, without limitation, Guaranty Obligations) in addition to Indebtedness permitted by subsections (a) through (l) above; provided, however, that the aggregate principal amount of Indebtedness issued or otherwise incurred under this subsection (m) shall not exceed $50,000,000 at any time outstanding.”

Section 2. Representations and Warranties.  The Borrowers represent and warrant to the Lenders as of the date hereof and the Effective Date (as defined below) that:

(a) At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct) with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(b) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent (or its counsel) and the Canadian Agent (or its counsel) shall have received from (A) the Required Lenders, a counterpart of this Amendment signed on behalf of such party, (B) each of the other parties hereto, a counterpart of this Amendment signed on behalf of such party and (C) all fees and expenses due and payable pursuant to Section 4 hereof.  In addition, the effectiveness of this Amendment (other than Sections 4, 5, 6 and 7 hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section 2 hereof.

Section 4. Fees and Expenses.  The Borrowers agree to reimburse the Administrative Agent and the Canadian Agent, in each case, for the reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent, and Borden Ladner Gervais LLP, counsel for the Canadian Agent.

Section 5. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment.  The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, but rather constitute a modification thereof pursuant to the terms contained herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	ROCK-TENN COMPANY

	By:	/s/ Steven C. Voorhees
		Name:	Steven C. Voorhees
		Title:	Executive Vice President,
Chief Financial Officer and
Chief Administrative Officer

ROCK-TENN COMPANY OF
CANADA/COMPAGNIE ROCK-TENN DU
CANADA

	By:	/s/ Steven C. Voorhees
		Name:	Steven C. Voorhees
		Title:	Executive Vice President,
Chief Financial Officer and
Chief Administrative Officer

[Signature Page to RockTenn Amendment No. 2]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ Karen H. McClain
		Name:	Karen H. McClain
		Title:	Managing Director

[Signature Page to RockTenn Amendment No. 2]

CANADIAN AGENT:	BANK OF AMERICA, N.A.,
acting through its Canada Branch, as Canadian Agent

	By:	/s/ Medina Sales de Andrade
		Name:	Medina Sales de Andrade
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	1st Farm Credit Services, PCA,
as a Lender

	By:	/s/ Dale A. Richardson
		Name:	Dale A. Richardson
		Title:	Vice President, Capital Markets

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	AGCHOICE FARM CREDIT, ACA,
as a Lender

	By:	/s/ Mark F. Kerstetter
		Name:	Mark F. Kerstetter
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	AgFirst Farm Credit Bank,
as a Lender

	By:	/s/ Matthew H. Jeffords
		Name:	Matthew H. Jeffords
		Title:	Assistant Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	AgStar Financial Services, PCA,
as a Lender

	By:	/s/ Troy Mostaert
		Name:	Troy Mostaert
		Title:	Vice President Capital Markets

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	American AgCredit, PCA,
as a Lender

	By:	/s/ Vern Zander
		Name:	Vern Zander
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	AMERICAN SAVINGS BANK, F.S.B.,
as a Lender

	By:	/s/ Rian DuBach
		Name:	Rian DuBach
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	ATLANTIC CAPITAL BANK,
as a Lender

	By:	/s/ Glenn Little
		Name:	Glenn Little
		Title:	Senior Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Badgerland Financial,
as a Lender

	By:	/s/ Kenneth H. Rue
		Name:	Kenneth H. Rue
		Title:	Vice President – Capital Markets

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Bank Leumi USA,
as a Lender

	By:	/s/ Joung Hee Hong
		Name:	Joung Hee Hong
		Title:	First Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Bank of America, N.A.,
as a Lender

	By:	/s/ Michael Delaney
		Name:	Michael Delaney
		Title:	Director

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Bank of America, N.A., acting through its Canada branch,
as a Lender

	By:	/s/ Medina Sales de Andrade
		Name:	Medina Sales de Andrade
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	BANK OF CHINA, NEW YORK BRANCH,
as a Lender

	By:	/s/ Haifeng Xu
		Name:	Haifeng Xu
		Title:	Assistant General Manager

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	The Bank of Nova Scotia,
as a Lender

	By:	/s/ Paula Czach
		Name:	Paula Czach
		Title:	Managing Director & Execution Head

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

	By:	/s/ Akiko Farnsworth
		Name:	Akiko Farnsworth
		Title:	Associate

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Barclays Bank PLC,
as a Lender

	By:	/s/ Michael J. Mozer
		Name:	Michael J. Mozer
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Branch Banking and Trust Company,
as a Lender

	By:	/s/ Robert T. Barnaby
		Name:	Robert T. Barnaby
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Chang Hwa Commercial Bank, Ltd., New York Branch,
as a Lender

	By:	/s/ Eric Y.S. Tsai
		Name:	Eric Y.S. Tsai
		Title:	Vice President & General Manager

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Canadian Imperial Bank of Commerce,
as a Lender

	By:	/s/ Peter Rawlins
		Name:	Peter Rawlins
		Title:	Executive Director

If a second signature is necessary:

By:	/s/ Deepak Dave
	Name:	Deepak Dave
	Title:	Director

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	CIBC Inc.,
as a Lender

	By:	/s/ Dominic Sorresso
		Name:	Dominic Sorresso
		Title:	Executive Director

If a second signature is necessary:

By:	/s/ Eoin Roche
	Name:	Eoin Roche
	Title:	Executive Director

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	City National Bank,
as a Lender

	By:	/s/ Jeanine Smith
		Name:	Jeanine Smith
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	COBank ACB,
as a Lender

	By:	/s/ Michael Tousignant
		Name:	Michael Tousignant
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Community & Southern Bank,
as a Lender

	By:	/s/ Thomas A. Bethel
		Name:	Thomas A. Bethel
		Title:	Corporate Banking Group, Manager

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Crédit Industriel et Commercial,
as a Lender

	By:	/s/ Brian O’Leary
		Name:	Brian O’Leary
		Title:	Managing Director

By:	/s/ Anthony Rock
	Name:	Anthony Rock
	Title:	Managing Director

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	DNB Bank ASA, Grand Cayman Branch,
as a Lender

	By:	/s/ Kristie Li
		Name:	Kristie Li
		Title:	First Vice President

By:	/s/ Pål Boger
	Name:	Pål Boger
	Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	E.Sun Commerical Bank, Ltd., Los Angeles Branch,
as a Lender

	By:	/s/ Edward Chen
		Name:	Edward Chen
		Title:	Vice President & General Manager

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Farm Credit Bank of Texas,
as a Lender

	By:	/s/ Luis M. Requejo
		Name:	Luis M. Requejo
		Title:	Director Capital Markets

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Farm Credit Services of America, PCA,
as a Lender

	By:	/s/ Bruce Dean
		Name:	Bruce Dean
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	FARM CREDIT WEST, PCA,
as a Lender

	By:	/s/ Ben Madonna
		Name:	Ben Madonna
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	United FCS, PCA d/b/a FCS Commercial Finance Group,
as a Lender

	By:	/s/ Lisa Caswell
		Name:	Lisa Caswell
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	FCS FINANCIAL, PCA,
as a Lender

	By:	/s/ Sean Unterreiner
		Name:	Sean Unterreiner
		Title:	Senior Lending Officer

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Fifth Third Bank,
as a Lender

	By:	/s/ Kenneth W. Deere
		Name:	Kenneth W. Deere
		Title:	Senior Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	FIRST HAWAIIAN BANK,
as a Lender

	By:	/s/ Dawn Hofmann
		Name:	Dawn Hofmann
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	First Tennessee Bank National Association,
as a Lender

	By:	/s/ Jamie M. Swisher
		Name:	Jamie M. Swisher
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Firstrust Bank,
as a Lender

	By:	/s/ Ellen Frank
		Name:	Ellen Frank
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	GreenStone Farm Credit Services, ACA/FLCA,
as a Lender

	By:	/s/ Jeff Pavlik
		Name:	Jeff Pavlik
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	HSBC Bank USA, N.A.,
as a Lender

	By:	/s/ Santiago Riviere
		Name:	Santiago Riviere
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ John A. Horst
		Name:	John A. Horst
		Title:	Credit Executive

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	KEYBANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Marcel Fournier
		Name:	Marcel Fournier
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Mizuho Corporate Bank, Ltd.,
as a Lender

	By:	/s/ Leon Mo
		Name:	Leon Mo
		Title:	Authorized Signatory

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Nordea Bank Finland Plc, acting through its New York and Cayman Islands Branches, as a Lender

	By:	/s/ Leena Parker
		Name:	Leena Parker
		Title:	First Vice President

By:	/s/ Mogens R. Jensen
	Name:	Mogens R. Jensen
	Title:	Senior Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	The Northern Trust,
as a Lender

	By:	/s/ Kathryn Schad Reuther
		Name:	Kathryn Schad Reuther
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch ,
as a Lender

	By:	/s/ Katye A. Whalen
		Name:	Katye A. Whalen
		Title:	Vice President

If a second signature is necessary:

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Raymond James Bank, N.A.,
as a Lender

	By:	/s/ Jason Williams
		Name:	Jason Williams
		Title:	Assistant Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	RBS Citizens, N.A.,
as a Lender

	By:	/s/ Daniel Bernard
		Name:	Daniel Bernard
		Title:	Senior Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Regions Bank,
as a Lender

	By:	/s/ Stephen Brothers
		Name:	Stephen Brothers
		Title:	Senior Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Royal Bank of Canada,
as a Lender

	By:	/s/ Glen Barisoff
		Name:	Glen Barisoff
		Title:	Authorized Signatory

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	SCOTIABANC INC.,
as a Lender

	By:	/s/ J.F. Todd
		Name:	J.F. Todd
		Title:	Managing Director

If a second signature is necessary:

By:	/s/ H. Thind
	Name:	H. Thind
	Title:	Director

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	Sovereign Bank N.A.,
as a Lender

	By:	/s/ Francis D. Phillips
		Name:	Francis D. Phillips
		Title:	Senior Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

	By:	/s/ Shuji Yabe
		Name:	Shuji Yabe
		Title:	Managing Director

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	SunTrust Bank,
as a Lender

	By:	/s/ Johnetta Bush
		Name:	Johnetta Bush
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	TD BANK N.A.,
as a Lender

	By:	/s/ Michele Dragonetti
		Name:	Michele Dragonetti
		Title:	Senior Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	US Bank, National Association,
as a Lender

	By:	/s/ Steven L. Sawyer
		Name:	Steven L. Sawyer
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Karen H. McClain
		Name:	Karen H. McClain
		Title:	Managing Director

[Signature Page to RockTenn Amendment No. 2]

LENDERS:	WELLS FARGO CAPITAL FINANCE CORPORATION CANADA ,
as a Lender

	By:	/s/ Raymond Eghobamien
		Name:	Raymond Eghobamien
		Title:	Vice President

[Signature Page to RockTenn Amendment No. 2]